UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 1, 2013, Biglari Holdings Inc., an Indiana corporation (the “Company” or “BH”), sold all of the outstanding shares of Biglari Capital Corp., a Texas corporation (“Biglari Capital”) and the general partner of The Lion Fund, L.P. and the newly-formed The Lion Fund II, L.P., Delaware limited partnerships that operate as private investment funds (respectively, “TLF I” and “TLF II” and, collectively, the “Lion Fund”), to Sardar Biglari, Chairman and Chief Executive Officer of the Company, pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) for a purchase price of $1,700,000.  The Company also contributed securities owned by it having a value of approximately $2,845,000 to TLF I and approximately $315,638,000 to TLF II in exchange for limited partner interests in each of these investment partnerships.  Prior to the execution and delivery of the Stock Purchase Agreement, Biglari Capital distributed to the Company substantially all of Biglari Capital’s partnership interests in TLF I and retained solely a general partner interest in each of TLF I and TLF II.  In addition, the Company amended the Incentive Agreement between BH and Mr. Biglari to give effect to the sale of Biglari Capital and the contributions to TLF I and TLF II, among other things, by providing that Mr. Biglari’s incentive compensation will thereafter be calculated without reference to any investments by BH and its subsidiaries in investment partnerships (including TLF I and TLF II) of which Biglari Capital or Mr. Biglari is the general partner.  The foregoing transactions are collectively referred to as the “Transactions.”

The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the Company, adjusted to reflect and give effect to the Transactions. The unaudited pro forma condensed consolidated financial statements of the Company should be read in conjunction with the historical consolidated financial statements of the Company and the related notes included in its Quarterly Report on Form 10-Q for the quarterly period ended April 10, 2013, and its Annual Report on Form 10-K for the fiscal year ended September 26, 2012. The unaudited pro forma condensed consolidated balance sheet gives effect to the Transactions as if they had occurred on April 10, 2013, while the unaudited pro forma condensed consolidated statements of earnings for the twenty-eight weeks ended April 10, 2013 and fiscal year ended September 26, 2012, respectively, give effect to the Transactions as if they had occurred on September 29, 2011 (the beginning of fiscal 2012). The pro forma adjustments described in the accompanying notes are based on currently available information and certain estimates and assumptions that the Company’s management believes to be reasonable.

The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the Transactions occurred on the dates indicated. In addition, these unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of the Company’s future financial performance.  Actual results could differ materially.

BIGLARI HOLDINGS INC.

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(In thousands, except share and per share data)
	April 10, 2013 (As Reported)	Deconsolidation		Asset Contribution		April 10, 2013 (Pro Forma)

Assets
Current assets:
Cash and cash equivalents	$19,031	1,700	a			$20,731
Investments	386,080			(315,826)	j	70,254
Receivables, net of allowance of $703 and $703, respectively	7,842	(42)	b			7,800
Inventories	6,294					6,294
Deferred income taxes	—			138	k	138
Assets held for sale	461					461
Other current assets	3,929					3,929
Total current assets	423,637					109,607
Property and equipment, net	351,648					351,648
Goodwill	27,529					27,529
Other intangible assets, net	8,104					8,104
Other assets	8,580					8,580
Investment partnerships	—	12,873	c	315,264	l	328,137
Investments held by consolidated affiliated partnerships	26,384	(26,384)	d			—
Total assets	$845,882					$833,605
Liabilities and shareholders’ equity
Liabilities
Current liabilities:
Accounts payable	$37,787					$37,787
Accrued expenses	47,671	567	e	(1,582)	m	46,656
Revolving credit	6,000					6,000
Deferred income taxes	46,366			(46,366)	n	—
Current portion of obligations under leases	6,243					6,243
Current portion of long-term debt	9,763					9,763
Total current liabilities	153,830					106,449
Deferred income taxes	6,912			46,504	o	53,416
Obligations under leases	108,544					108,544
Long-term debt	115,375					115,375
Other long-term liabilities	9,307					9,307
Total liabilities	393,968					393,091
Commitments and contingencies

Redeemable noncontrolling interests of consolidated affiliated partnerships	52,671	(52,671)	f			—
Shareholders’ equity
Common stock – $0.50 stated value, 2,500,000 shares authorized – 1,511,174 shares issued at April 10, 2013	756					756
Additional paid-in capital	142,158	7,555	g			149,713
Retained earnings	258,725	1,054	h	77,809	p	337,588
Accumulated other comprehensive income	88,140			(76,227)	q	11,913
Treasury stock	(90,536)	31,642	i	(562)	r	(59,456)
Biglari Holdings Inc. shareholders’ equity	399,243					440,514
Total liabilities and shareholders’ equity	$845,882					$833,605

BIGLARI HOLDINGS INC.

CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
 (Unaudited)

(In thousands, except share and per share data)	Twenty-Eight Weeks Ended
	April 10, 2013 (As Reported)	Deconsolidation		Asset Contribution		April 10, 2013 (Pro Forma)

Net revenues
Restaurant Operations:
Net sales	$382,476					$382,476
Franchise royalties and fees	5,755					5,755
Other revenue	1,322					1,322
Total	389,553					389,553
Consolidated Affiliated Partnerships:
Investment gains/losses	1,937	(1,937)	s			—
Other income	231	(231)	t			—
Total	2,168					—
Total net revenues	391,721					389,553

Costs and expenses
Cost of sales	112,791					112,791
Restaurant operating costs	182,737					182,737
General and administrative	37,201			(2,552)	x	34,649
Depreciation and amortization	13,693					13,693
Marketing	21,999					21,999
Rent	9,497					9,497
Pre-opening costs	5					5
Provision for restaurant closings	286					286
Impairment of intangible assets	1,244					1,244
Loss on disposal of assets	839					839
Other operating (income) expense	(505)					(505)
Total costs and expenses, net	379,787					377,235

Other income (expenses)
Interest, dividend and other investment income	4,980			(4,335)	y	645
Interest on obligations under leases	(5,199)					(5,199)
Interest expense	(3,796)					(3,796)
Realized investment gains/losses	1			(1)	z	—
Other than temporary impairment losses on investments	(570)			570	aa	—
Total other income (expenses)	(4,584)					(8,350)

Operating earnings before income tax	7,350					3,968

Income tax from operating earnings	(422)	(702)	u	970	bb	(154)

Net operating earnings	7,772					4,122

Earnings of investment partnerships	—			49,930	cc	49,930
Income tax from earnings of investment partnerships	—			17,897	dd	17,897
Net earnings from investment partnerships	—					32,033

Net earnings	7,772					36,155
Earnings attributable to redeemable noncontrolling interest:
Income allocation	(1,051)	1,051	v			—
Incentive fee	21	(21)	w			—
Net earnings attributable to Biglari Holdings Inc.	$6,742					$36,155

Earnings per share attributable to Biglari Holdings Inc.
Basic earnings per common share	$5.06					$27.01
Diluted earnings per common share	$5.05					$26.96

Weighted average shares and equivalents
Basic	1,333,225			5,207	ee	1,338,432
Diluted	1,335,888			5,207	ee	1,341,095

BIGLARI HOLDINGS INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)	Fifty-Two Weeks Ended

	September 26, 2012 (As Reported)	Deconsolidation		Asset Contribution		September 26, 2012 (Pro Forma)
		(Unaudited)		(Unaudited)		(Unaudited)
Net revenues
Restaurant Operations:
Net sales	$721,754					$721,754
Franchise royalties and fees	9,631					9,631
Other revenue	2,520					2,520
Total	733,905					733,905
Consolidated Affiliated Partnerships:
Investment gains/losses	5,942	(5,942)	s			—
Other income	360	(360)	t			—
Total	6,302					—
Total net revenues	740,207					733,905

Costs and expenses
Cost of sales	207,234					207,234
Restaurant operating costs	337,905					337,905
General and administrative	64,286			(7,374)	x	56,912
Depreciation and amortization	26,424					26,424
Marketing	42,531					42,531
Rent	17,638					17,638
Pre-opening costs	430					430
Asset impairments and provision for restaurant closings	901					901
Loss on disposal of assets	611					611
Other operating (income) expense	(934)					(934)
Total costs and expenses, net	697,026					689,652

Other income (expenses)
Interest, dividend and other investment income	4,000			(3,910)	y	90
Interest on obligations under leases	(10,073)					(10,073)
Interest expense	(8,155)					(8,155)
Loss on debt extinguishment	(1,955)					(1,955)
Realized investment gains/losses	4,200			(4,152)	z	48
Total other income (expenses)	(11,983)					(20,045)

Operating earnings before income tax	31,198					24,208

Income tax from operating earnings	6,453	(3,213)	u	2,802	bb	6,042

Net operating earnings	24,745					18,166

Earnings of investment partnerships	—			68,291	cc	68,291
Income tax from earnings of investment partnerships	—			24,936	dd	24,936
Net earnings from investment partnerships	—					43,355

Net earnings	24,745					61,521
Earnings attributable to redeemable noncontrolling interest:
Income allocation	(3,188)	3,188	v			—
Incentive fee	36	(36)	w			—
Net earnings attributable to Biglari Holdings Inc.	$21,593					$61,521

Earnings per share attributable to Biglari Holdings Inc.
Basic earnings per common share	$16.19					$45.94
Diluted earnings per common share	$16.15					$45.83

Weighted average shares and equivalents
Basic	1,334,007			5,207	ee	1,339,214
Diluted	1,337,268			5,207	ee	1,342,475

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements present the impact on our financial position and the results of the operations of our sale and deconsolidation of Biglari Capital Corp. (“Biglari Capital”) to Sardar Biglari, our Chairman and Chief Executive Officer, for a purchase price of $1,700,000.  Biglari Capital is the general partner of The Lion Fund, L.P. (“TLF I”) and the newly-formed The Lion Fund II, L.P. (“TLF II” and, together with TLF I, the “Lion Fund”).  Prior to the sale the Company consolidated the affiliated partnerships in its financial statements.  Because of our retained limited partner interests in the Lion Fund, our interests are accounted for prospectively as equity method investments.

The unaudited pro forma financial statements also present the impact of our contribution of securities to TLF I and TLF II in exchange for limited partner interests in each of these investment partnerships.  The adjustments are based on the assumption that the contribution of securities occurred on April 10, 2013 (for purposes of preparing the pro forma balance sheet) or September 29, 2011 (for purposes of preparing the pro forma statements of earnings).  Prior to the contributions, the securities were accounted for as available for sale securities with unrealized gains and losses recorded as a component of Accumulated Other Comprehensive Income on the balance sheet.  Prospectively, the Company will record earnings from investment partnerships (inclusive of the investment partnerships’ unrealized gains and losses from the securities) on the statement of earnings from our proportional ownership interest in the Lion Fund’s total earnings.

The pro forma adjustments in the column labeled “Deconsolidation” principally give effect to the sale and deconsolidation of Biglari Capital and TLF I, as a result of the sale of Biglari Capital to Mr. Biglari.

The pro forma adjustments in the column labeled “Asset Contribution” principally give effect to the contribution of securities by the Company to TLF I and TLF II in exchange for limited partner interests and the impact of the amendment to the Incentive Agreement between the Company and Mr. Biglari.

The unaudited pro forma condensed consolidated balance sheet gives effect to the Transactions as if they had occurred on April 10, 2013, while the unaudited pro forma condensed consolidated statements of earnings for the twenty-eight weeks ended April 10, 2013 and fiscal year ended September 26, 2012, respectively, give effect to the Transactions as if they had occurred on September 29, 2011 (the beginning of fiscal 2012).

For purposes of the Asset Contribution pro forma adjustments, it was assumed that securities consistent with those contributed in the Transactions were contributed in the historical periods, including any purchases of such securities during the periods presented.  The pro forma impact to the statement of earnings is based on the actual investment gains and losses of such securities during the periods presented.  As no predictive value exists with respect to investment earnings, the unaudited pro forma condensed consolidated statement of earnings should not be considered indicative of the Company’s future performance.  Actual results could differ materially.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Earnings

Adjustments to Balance Sheet Relating to Deconsolidation

a)	Reflects the cash consideration received from Sardar Biglari, our Chairman and Chief Executive Officer, for the sale of Biglari Capital.

b)	Reflects the deconsolidation of previously recorded receivables of Biglari Capital and TLF I.

c)	Reflects the recording of the Company’s retained limited partner interest in TLF I subsequent to the Transactions. Such amount is accounted for as an equity method investment.

d)	Reflects the deconsolidation of investments held by consolidated affiliated partnerships.

e)	Reflects the deconsolidation of previously recorded accrued expenses of Biglari Capital and TLF I and the increase in taxes payable for the gain on sale of Biglari Capital.

f)	Reflects the deconsolidation of the previously recorded non-controlling interests in TLF I.

g)
Reflects an adjustment for shares of Company common stock held by TLF I (and recorded as treasury stock) from the fair value of the Company’s stock at the time of the initial consolidation to the fair value of the Company’s stock at the time of deconsolidation.

h)	Reflects the increase in net earnings due to the gain on sale of Biglari Capital.

i)
Reflects the net decrease in treasury stock as a result of the deconsolidation of TLF I and recording of the Company’s retained limited partner interest in TLF I as an equity method investment.  Prior to the transaction, all shares of Company common stock held by TLF I were recorded as treasury stock in the Company’s balance sheet.  Prospectively, only the Company’s proportional share of Company common stock held by TLF I will recorded as treasury stock (based on the Company’s interest in TLF I).

Adjustments to Balance Sheet Relating to Asset Contribution

j)
Reflects the impact of the Company’s contribution of securities to TLF I and TLF II at fair value as of April 10, 2013 in exchange for equity method investments in the investment partnerships.  The adjustment is based on the assumption that securities consistent with those contributed in the Transactions were contributed on April 10, 2013.

k)	Reflects the impact to deferred taxes of the Company’s contribution of securities to TLF I and TLF II.

l)
Reflects the contribution of certain of the Company’s available for sale securities to TLF I and TLF II (see note j).  Also reflects the impact of a related adjustment to treasury stock for the Company’s increased proportional ownership in TLF I, which holds shares of the Company’s common stock (see note r).  The investments in TLF I and TLF II will be accounted for as equity method investments.

m)	Reflects the decrease in accrued expenses as a result of the amendment to the Incentive Agreement between the Company and Mr. Biglari, net of the related impact on income taxes payable.

n)
Reflects the impact to deferred taxes of the Company’s contribution of securities to TLF I and TLF II consisting primarily of a reclassification of the current deferred tax liability for unrealized gains on available for sale securities to non-current.

o)
Reflects the impact to deferred taxes of the Company’s contribution of securities to TLF I and TLF II consisting primarily of a reclassification of the current deferred tax liability for unrealized gains on available for sale securities to non-current.

p)
Reflects the impact to retained earnings relating to the recognition of the unrealized gain on available for sale securities (see note q) and the decrease to Mr. Biglari’s accrued incentive compensation (see note m), net of tax.

q)
Reflects the recognition of the unrealized gain on available for sale securities recorded in Accumulated other comprehensive income, upon the contribution of such securities by the Company to TLF I and TLF II, based on the fair values of such securities on April 10, 2013.

r)
Reflects the increase in the Company’s proportional ownership of shares of Company stock held by TLF I.  The increase results from additional limited partner interests issued to the Company in exchange for its contribution of securities to TLF I.

Adjustments to Statement of Earnings Relating to Deconsolidation

s)	Reflects the removal of investment gains and losses from consolidated affiliated partnerships due to the deconsolidation of Biglari Capital and TLF I.

t)	Reflects the removal of income from consolidated affiliated partnerships due to the deconsolidation of Biglari Capital and TLF I.

u)	Reflects the impact to income tax expenses resulting from the adjustments for the items discussed in notes s, t, v, and w due to the deconsolidation of Biglari Capital and TLF I.

v)	Reflects the removal of earnings attributable to redeemable noncontrolling interest due to the deconsolidation of Biglari Capital and TLF I.

w)	Reflects the removal of the incentive fee received by Biglari Capital due to the deconsolidation of Biglari Capital and TLF I.

Adjustments to Statement of Earnings Relating to Asset Contribution

x)
Reflects the decrease in Mr. Biglari’s accrued incentive compensation due to the contribution of securities by the Company to TLF I and TLF II and the amendment to the Incentive Agreement between the Company and Mr. Biglari.

y)	Reflects the removal of interest, dividend and other investment income directly relating to the available for sale securities contributed by the Company to TLF I and TLF II.

z)	Reflects the removal of realized investment gains directly relating to the available for sale securities contributed by the Company to TLF I and TLF II.

aa)	Reflects the removal of other than temporary impairment losses on investments directly relating to the available for sale securities contributed by the Company to TLF I and TLF II.

bb)	Reflects the impact to income tax expense resulting from the adjustments for items discussed in note x due to the deconsolidation of Biglari Capital and TLF I.

cc)
Reflects earnings from investment partnerships under the equity method of accounting due to the contribution of available for sale securities by the Company to TLF I and TLF II.  The adjustment is calculated based on the actual investment earnings during the periods presented for the assumed securities contributed.  Unrealized investment gains and losses for the securities had previously been recorded in other comprehensive income because the specific securities contributed by the Company were classified as available for sale.

dd)	Reflects the impact to income tax expense resulting from the adjustments for items discussed in notes y, z, aa and cc due to the deconsolidation of Biglari Capital and TLF I.

ee)	Reflects the net increase in weighted average shares and equivalents outstanding as a result of changes to the Company’s retained limited partner interest in TLF I as an equity method investment.